Exhibit 99.1

Press Release — For Immediate Release
October 21, 2015

Penns Woods Bancorp, Inc. Reports Third Quarter 2015 Operating Earnings

Williamsport, PA — October 21, 2015 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by strong asset and deposit growth, achieving net income of $10,152,000 for the nine months ended September 30, 2015 resulting in basic and dilutive earnings per share of $2.12.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, decreased to $3,039,000 for the three months ended September 30, 2015 compared to $3,377,000 for the same period of 2014.  Net income from core operations decreased to $9,046,000 for the nine months ended September 30, 2015 compared to $9,554,000 for the same period of 2014. Impacting the three and nine months ended September 30, 2015 compared to 2014 were an increase in the provision for loan losses of $60,000 and $575,000 due to the level of charge-offs and significant loan portfolio growth. In addition, the investment portfolio has declined $30,978,000 from September 30, 2014 to September 30, 2015 as part of our strategy to position the balance sheet for a rising rate environment.

•
Operating earnings per share for the three months ended September 30, 2015 and 2014 were $0.64 and $0.70 for both basic and dilutive.  Operating earnings per share for the nine months ended September 30, 2015 were $1.89 basic and dilutive compared to $1.98 basic and dilutive for the same period of 2014.

•
Return on average assets was 1.04% for the three months ended September 30, 2015 compared to 1.56% for the corresponding period of 2014.  Return on average assets was 1.06% for the nine months ended September 30, 2015 compared to 1.28% for the corresponding period of 2014.

•
Return on average equity was 9.89% for the three months ended September 30, 2015 compared to 13.95% for the corresponding period of 2014.  Return on average equity was 9.90% for the nine months ended September 30, 2015 compared to 11.63% for the corresponding period of 2014.

“The first nine months of 2015 have seen the Penns Woods Family continue on its proven path of success, while also preparing for the future. Continued strong customer service and professionalism by our employees has led to double digit loan growth, deposit growth, and relationship building with our customers. The future will entail the opening of a branch in Lewisburg during the fourth quarter of 2015 and the continued addition of technology driven products and services,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and nine months ended September 30, 2015 was $3,364,000 and $10,152,000 compared to $4,793,000 and $11,725,000 for the same periods of 2014.  Results for the three and nine months ended September 30, 2015 compared to 2014 were impacted by a decrease in after-tax securities gains of $1,091,000 (from a gain of $1,416,000 to a gain of $325,000) for the three month periods and a decrease in the after-tax securities gains of $891,000 (from a gain of $1,997,000 to a gain of $1,106,000) for the nine month periods.  In addition, a gain of $174,000 on death benefits related to bank owned life insurance was recorded during the first quarter of 2014.  Basic and dilutive earnings per share for the three and nine months ended September 30, 2015 were $0.71 and $2.12 compared to $0.99 and $2.43 for the corresponding periods of 2014.  Return on average assets and return on average equity were 1.04% and 9.89% for the three months ended September 30, 2015 compared to 1.56% and 13.95% for the corresponding period of 2014. Return on average assets and return on average equity were 1.06% and 9.90% for the nine months ended September 30, 2015 compared to 1.28% and 11.63% for the corresponding period of 2014.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2015 was 3.55% and 3.63% compared to 3.78% and 3.84% for the corresponding periods of 2014.  The decline in the net interest margin was driven by a decreasing yield on the loan and investment portfolios due to the continued low rate environment. The impact of the declining earning asset yield and decreasing investment portfolio balance was partially offset by a 12.45% growth in gross loans from September 30, 2014 to September 30, 2015 resulting in net interest income remaining flat compared to the comparable three and nine month periods of 2014. The loan growth was funded by an increase in core deposits, decrease in the investment portfolio, and an increase in borrowings.  Core deposits represent a lower cost funding source than time deposits and comprise 78.02% of total deposits at September 30, 2015 and 77.90% at September 30, 2014.

“We, as with the financial industry, continue to experience a declining net interest margin due to the low rate environment which has resulted in a decrease in the yield of the earning asset portfolio. We have maintained our focus on adding quality earning assets such as short and intermediate term loans which has led to growth in the home equity segment of the loan portfolio. Despite the growth in earning assets, net interest income has remained flat as higher yielding legacy assets continue to mature or reprice to lower yields and new earning assets are added at lower yields than the existing portfolio. Selective selling of bonds within the investment portfolio continues to occur as interest and market risk within the investment portfolio continues to be reduced. This active management has resulted in a reduction of long-term municipal bonds within the portfolio and has provided funding for the growth of the loan portfolio. The reduction in size of the investment portfolio does negatively impact current earnings, but the actions play a key role in our long-term asset liability management strategy,” commented President Grafmyre.

Assets

Total assets increased $72,170,000 to $1,299,292,000 at September 30, 2015 compared to September 30, 2014.  Net loans increased $108,687,000 to $990,164,000 at September 30, 2015 compared to September 30, 2014 primarily due to campaigns related to increasing home equity product market share during 2014 and 2015 and growth in the commercial loan portfolio.  The investment portfolio decreased $30,978,000 from September 30, 2014 to September 30, 2015 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio decreased to 0.86% at September 30, 2015 from 1.38% at September 30, 2014.  The ratio decreased due to a decrease in non-performing loans and an increase in total loans from September 30, 2014 to September 30, 2015. The decrease in non-performing loans to $8,608,000 at September 30, 2015 from $12,294,000 at September 30, 2014 is primarily the result of a large commercial real estate loan that was removed from non-accrual status due to improved company performance and a solid payment history.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $910,000 for the nine months ended September 30, 2015 negatively impacted the allowance for loan losses which was 1.15% of total loans at September 30, 2015. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $15,673,000 to $1,004,801,000 at September 30, 2015 compared to September 30, 2014. Core deposits (total deposits excluding time deposits) increased $13,452,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $15,260,000 to $247,848,000 at September 30, 2015 compared to September 30, 2014.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio is in process as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $1,427,000 to $135,577,000 at September 30, 2015 compared to September 30, 2014.  Since September 30, 2014 treasury stock purchases of $2,687,000 for 61,804 shares were completed as part of the stock repurchase plan. The change in accumulated other comprehensive loss from $211,000 at September 30, 2014 to $3,100,000 at September 30, 2015 is a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $2,514,000 at September 30, 2014 to an unrealized gain of $1,418,000 at September 30, 2015.  The amount of accumulated other comprehensive loss at September 30, 2015 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $1,793,000 to $4,518,000 at September 30, 2015.  The current level of shareholders’ equity equates to a book value per share of $28.54 at September 30, 2015 compared to $28.49 at September 30, 2014 and an equity to asset ratio of 10.43% at September 30, 2015 compared to 11.16% at September 30, 2014.  Excluding goodwill and intangibles, book value per share was $24.66 at September 30, 2015 compared to $24.61 at September 30, 2014.  Dividends declared for each of the three and nine months ended September 30, 2015 and 2014 were $0.47 and $1.41 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fourteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2015	2014	% Change
ASSETS
Noninterest-bearing balances	$17,304	$19,556	(11.52)%
Interest-bearing balances in other financial institutions	951	5,686	(83.27)%
Total cash and cash equivalents	18,255	25,242	(27.68)%

Investment securities, available for sale, at fair value	202,593	233,634	(13.29)%
Investment securities, trading	63	—	100.00%
Loans held for sale	1,029	1,602	(35.77)%
Loans	1,001,653	890,727	12.45%
Allowance for loan losses	(11,489)	(9,250)	24.21%
Loans, net	990,164	881,477	12.33%
Premises and equipment, net	21,433	21,509	(0.35)%
Accrued interest receivable	4,093	4,298	(4.77)%
Bank-owned life insurance	26,499	25,781	2.78%
Investment in limited partnerships	1,064	1,725	(38.32)%
Goodwill	17,104	17,104	—%
Intangibles	1,316	1,538	(14.43)%
Deferred tax asset	8,618	7,036	22.48%
Other assets	7,061	6,176	14.33%
TOTAL ASSETS	$1,299,292	$1,227,122	5.88%

LIABILITIES
Interest-bearing deposits	$756,953	$756,540	0.05%
Noninterest-bearing deposits	247,848	232,588	6.56%
Total deposits	1,004,801	989,128	1.58%

Short-term borrowings	51,690	17,213	200.30%
Long-term borrowings	91,051	71,202	27.88%
Accrued interest payable	460	411	11.92%
Other liabilities	15,713	12,164	29.18%
TOTAL LIABILITIES	1,163,715	1,090,118	6.75%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,004,372 and 5,001,972 shares issued	41,702	41,682	0.05%
Additional paid-in capital	49,959	49,871	0.18%
Retained earnings	56,523	52,482	7.70%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	1,418	2,514	(43.60)%
Defined benefit plan	(4,518)	(2,725)	(65.80)%
Treasury stock at cost, 254,144 and 192,340 shares	(9,507)	(6,820)	39.40%
TOTAL SHAREHOLDERS’ EQUITY	135,577	137,004	(1.04)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,299,292	$1,227,122	5.88%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2015	2014	% Change	2015	2014	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$9,862	$9,298	6.07%	$28,937	$27,023	7.08%
Investment securities:
Taxable	829	1,198	(30.80)%	2,728	4,062	(32.84)%
Tax-exempt	676	837	(19.24)%	2,187	2,660	(17.78)%
Dividend and other interest income	156	127	22.83%	597	401	48.88%
TOTAL INTEREST AND DIVIDEND INCOME	11,523	11,460	0.55%	34,449	34,146	0.89%

INTEREST EXPENSE:
Deposits	800	748	6.95%	2,328	2,247	3.60%
Short-term borrowings	31	5	520.00%	78	32	143.75%
Long-term borrowings	458	489	(6.34)%	1,476	1,431	3.14%
TOTAL INTEREST EXPENSE	1,289	1,242	3.78%	3,882	3,710	4.64%

NET INTEREST INCOME	10,234	10,218	0.16%	30,567	30,436	0.43%

PROVISION FOR LOAN LOSSES	520	460	13.04%	1,820	1,245	46.18%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,714	9,758	(0.45)%	28,747	29,191	(1.52)%

NON-INTEREST INCOME:
Service charges	621	620	0.16%	1,772	1,822	(2.74)%
Securities gains, available for sale	526	2,145	(75.48)%	1,713	3,025	(43.37)%
Securities losses, trading	(33)	—	(100.00)%	(37)	—	(100.00)%
Bank-owned life insurance	182	185	(1.62)%	541	736	(26.49)%
Gain on sale of loans	524	602	(12.96)%	1,305	1,313	(0.61)%
Insurance commissions	185	212	(12.74)%	623	915	(31.91)%
Brokerage commissions	297	282	5.32%	836	804	3.98%
Other	835	878	(4.90)%	2,701	2,449	10.29%
TOTAL NON-INTEREST INCOME	3,137	4,924	(36.29)%	9,454	11,064	(14.55)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,302	4,126	4.27%	13,073	12,796	2.16%
Occupancy	529	547	(3.29)%	1,721	1,729	(0.46)%
Furniture and equipment	686	591	16.07%	1,924	1,910	0.73%
Pennsylvania shares tax	244	232	5.17%	711	738	(3.66)%
Amortization of investments in limited partnerships	165	165	—%	496	496	—%
Federal Deposit Insurance Corporation deposit insurance	209	193	8.29%	654	572	14.34%
Marketing	160	144	11.11%	434	380	14.21%
Intangible amortization	73	82	(10.98)%	235	263	(10.65)%
Other	2,162	2,233	(3.18)%	6,171	6,494	(4.97)%
TOTAL NON-INTEREST EXPENSE	8,530	8,313	2.61%	25,419	25,378	0.16%
INCOME BEFORE INCOME TAX PROVISION	4,321	6,369	(32.16)%	12,782	14,877	(14.08)%
INCOME TAX PROVISION	957	1,576	(39.28)%	2,630	3,152	(16.56)%
NET INCOME	$3,364	$4,793	(29.81)%	$10,152	$11,725	(13.42)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.71	$0.99	(28.28)%	$2.12	$2.43	(12.76)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,761,576	4,820,346	(1.22)%	4,780,776	4,820,041	(0.81)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.41	$1.41	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	September 30, 2015			September 30, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$43,562	$423	3.85%	$30,567	$337	4.38%
All other loans	947,665	9,583	4.01%	844,062	9,076	4.27%
Total loans	991,227	10,006	4.00%	874,629	9,413	4.27%

Federal funds sold	—	—	—%	—	—	—%

Taxable securities	125,618	982	3.13%	153,280	1,319	3.44%
Tax-exempt securities	80,535	1,024	5.09%	93,825	1,268	5.41%
Total securities	206,153	2,006	3.89%	247,105	2,587	4.19%

Interest-bearing deposits	3,216	3	0.37%	11,140	6	0.21%

Total interest-earning assets	1,200,596	12,015	3.98%	1,132,874	12,006	4.21%

Other assets	97,363			97,596

TOTAL ASSETS	$1,297,959			$1,230,470

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$143,353	14	0.04%	$141,558	16	0.04%
Super Now deposits	193,659	126	0.26%	181,011	142	0.31%
Money market deposits	210,029	145	0.27%	212,377	145	0.27%
Time deposits	219,306	515	0.93%	219,257	445	0.81%
Total interest-bearing deposits	766,347	800	0.41%	754,203	748	0.39%

Short-term borrowings	40,801	31	0.30%	21,250	12	0.22%
Long-term borrowings	81,880	458	2.19%	71,202	482	2.65%
Total borrowings	122,681	489	1.56%	92,452	494	2.09%

Total interest-bearing liabilities	889,028	1,289	0.57%	846,655	1,242	0.58%

Demand deposits	256,264			233,415
Other liabilities	16,619			12,926
Shareholders’ equity	136,048			137,474

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,297,959			$1,230,470
Interest rate spread			3.41%			3.63%
Net interest income/margin		$10,726	3.55%		$10,764	3.78%

	Three Months Ended September 30,
	2015	2014
Total interest income	$11,523	$11,460
Total interest expense	1,289	1,242
Net interest income	10,234	10,218
Tax equivalent adjustment	492	546
Net interest income (fully taxable equivalent)	$10,726	$10,764

	Nine Months Ended
	September 30, 2015			September 30, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$39,901	$1,194	4.00%	$28,042	$929	4.43%
All other loans	920,675	28,149	4.09%	813,859	26,410	4.34%
Total loans	960,576	29,343	4.08%	841,901	27,339	4.34%

Federal funds sold	—	—	—%	228	—	—%

Taxable securities	133,191	3,316	3.32%	168,376	4,435	3.51%
Tax-exempt securities	85,263	3,314	5.18%	96,503	4,030	5.57%
Total securities	218,454	6,630	4.05%	264,879	8,465	4.26%

Interest-bearing deposits	4,500	9	0.27%	11,364	28	0.33%

Total interest-earning assets	1,183,530	35,982	4.06%	1,118,372	35,832	4.28%

Other assets	97,151			102,001

TOTAL ASSETS	$1,280,681			$1,220,373

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$142,812	43	0.04%	$141,057	67	0.06%
Super Now deposits	190,653	379	0.27%	182,445	449	0.33%
Money market deposits	208,317	424	0.27%	210,346	417	0.27%
Time deposits	218,987	1,482	0.90%	225,615	1,314	0.78%
Total interest-bearing deposits	760,769	2,328	0.41%	759,463	2,247	0.40%

Short-term borrowings	36,111	78	0.29%	18,929	32	0.23%
Long-term borrowings	82,597	1,476	2.36%	71,202	1,431	2.65%
Total borrowings	118,708	1,554	1.73%	90,131	1,463	2.14%

Total interest-bearing liabilities	879,477	3,882	0.59%	849,594	3,710	0.58%

Demand deposits	247,130			222,259
Other liabilities	17,327			14,065
Shareholders’ equity	136,747			134,455

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,280,681			$1,220,373
Interest rate spread			3.47%			3.70%
Net interest income/margin		$32,100	3.63%		$32,122	3.84%

	Nine Months Ended September 30,
	2015	2014
Total interest income	$34,449	$34,146
Total interest expense	3,882	3,710
Net interest income	30,567	30,436
Tax equivalent adjustment	1,533	1,686
Net interest income (fully taxable equivalent)	$32,100	$32,122

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Operating Data
Net income	$3,364	$3,433	$3,355	$2,883	$4,793
Net interest income	10,234	10,222	10,111	10,208	10,218
Provision for loan losses	520	600	700	1,605	460
Net security gains	493	522	661	490	2,145
Non-interest income, excluding net security gains	2,644	2,535	2,599	2,954	2,779
Non-interest expense	8,530	8,421	8,468	8,512	8,313

Performance Statistics
Net interest margin	3.55%	3.64%	3.69%	3.73%	3.78%
Annualized return on average assets	1.04%	1.07%	1.06%	0.93%	1.56%
Annualized return on average equity	9.89%	10.05%	9.76%	8.33%	13.95%
Annualized net loan charge-offs to average loans	0.12%	0.07%	0.20%	0.12%	0.01%
Net charge-offs	296	161	453	276	21
Efficiency ratio	65.7%	65.3%	66.0%	64.0%	63.3%

Per Share Data
Basic earnings per share	$0.71	$0.72	$0.70	$0.60	$0.99
Diluted earnings per share	0.71	0.72	0.70	0.60	0.99
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	28.54	28.33	28.57	28.30	28.49
Common stock price:
High	44.56	48.28	48.91	49.26	48.79
Low	40.41	41.84	44.41	42.18	42.25
Close	40.92	44.09	48.91	49.26	42.25
Weighted average common shares:
Basic	4,762	4,780	4,802	4,805	4,820
Fully Diluted	4,762	4,780	4,802	4,805	4,820
End-of-period common shares:
Issued	5,004	5,004	5,003	5,003	5,002
Treasury	254	238	207	198	192

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Financial Condition Data:
General
Total assets	$1,299,292	$1,291,812	$1,268,833	$1,245,011	$1,227,122
Loans, net	990,164	966,613	933,044	905,000	881,477
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,316	1,294	1,373	1,456	1,538
Total deposits	1,004,801	1,007,468	996,489	981,419	989,128
Noninterest-bearing	247,848	244,502	246,231	243,378	232,588

Savings	143,224	143,415	143,222	139,278	141,170
NOW	188,444	188,092	186,788	177,970	183,056
Money Market	204,475	211,412	204,352	204,535	213,725
Time Deposits	220,810	220,047	215,896	216,258	218,589
Total interest-bearing deposits	756,953	762,966	750,258	738,041	756,540

Core deposits*	783,991	787,421	780,593	765,161	770,539
Shareholders’ equity	135,577	134,998	137,004	135,967	137,004

Asset Quality
Non-performing loans	$8,608	$9,689	$11,157	$12,248	$12,294
Non-performing loans to total assets	0.66%	0.75%	0.88%	0.98%	1.00%
Allowance for loan losses	11,489	11,265	10,826	10,579	9,250
Allowance for loan losses to total loans	1.15%	1.15%	1.15%	1.16%	1.04%
Allowance for loan losses to non-performing loans	133.47%	116.27%	97.03%	86.37%	75.24%
Non-performing loans to total loans	0.86%	0.99%	1.18%	1.34%	1.38%

Capitalization
Shareholders’ equity to total assets	10.43%	10.45%	10.80%	10.92%	11.16%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2015	2014	2015	2014
GAAP net income	$3,364	$4,793	$10,152	$11,725
Less: net securities and bank-owned life insurance gains, net of tax	325	1,416	1,106	2,171
Non-GAAP operating earnings	$3,039	$3,377	$9,046	$9,554

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Return on average assets (ROA)	1.04%	1.56%	1.06%	1.28%
Less: net securities and bank-owned life insurance gains, net of tax	0.10%	0.46%	0.12%	0.24%
Non-GAAP operating ROA	0.94%	1.10%	0.94%	1.04%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Return on average equity (ROE)	9.89%	13.95%	9.90%	11.63%
Less: net securities and bank-owned life insurance gains, net of tax	0.95%	4.12%	1.08%	2.16%
Non-GAAP operating ROE	8.94%	9.83%	8.82%	9.47%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Basic earnings per share (EPS)	$0.71	$0.99	$2.12	$2.43
Less: net securities and bank-owned life insurance gains, net of tax	0.07	0.29	0.23	0.45
Non-GAAP basic operating EPS	$0.64	$0.70	$1.89	$1.98

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Dilutive EPS	$0.71	$0.99	$2.12	$2.43
Less: net securities and bank-owned life insurance gains, net of tax	0.07	0.29	0.23	0.45
Non-GAAP dilutive operating EPS	$0.64	$0.70	$1.89	$1.98